Exhibit 10.3
[FORM OF LOCK-UP AGREEMENT]
                    , 2005
BB&T Capital Markets, a Division of Scott & Stringfellow, Inc.
                    As representative of the several Underwriters
909 East Main Street, 7th Floor
Richmond, VA 23218-1575

Re:	Global Logistics Acquisition Corporation Initial Public Offering — Lock-up Letter Agreement
Dear Ladies and Gentlemen:
     This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Global Logistics Acquisition Corporation, a Delaware corporation (the “Company”), and BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., as Representative (the “Representative”) of the several Underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant exercisable for one share of Common Stock (each, a “Warrant”). The capitalized terms set forth on Schedule 1 attached hereto are hereby incorporated by reference herein.
     In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Representative that the undersigned will not publicly announce any intention to, will not authorize any affiliate or subsidiary, if applicable, to, and will not, without the prior written consent of the Representative on behalf of the Underwriters, directly or indirectly, (i) offer, pledge, or sell, by contract, option, right or otherwise, any Insider Securities beneficially owned by the undersigned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or lend, grant or otherwise transfer or dispose of any such Insider Securities, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic characteristics of ownership of such Insider Securities (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such Insider Securities, in cash or otherwise), with respect to the Insider Shares, during the Insider Share Lock-Up Period, and, with respect to the Insider Warrants and the Insider Warrant Shares, during the Insider Warrant Lock-up Period.
     Notwithstanding the foregoing, the undersigned may (i) transfer Insider Securities either during such person’s lifetime or, on death, by bona fide gifts, will or intestacy to members of the undersigned’s Immediate Family or to trusts exclusively for the benefit of members of the

1

undersigned’s Immediate Family, (ii) transfer Insider Securities pursuant to a qualified domestic relations order, or (iii) transfer record ownership of the Insider Securities whereby there is no change in beneficial ownership; provided, however, that, prior to any such transfer, such transferee executes an agreement, satisfactory to the Representative, pursuant to which such transferee agrees to receive and hold such Insider Securities subject to the provisions hereof.
     The undersigned agrees that during the Insider Share Lock-up Period, the certificates representing such Insider Shares owned by the undersigned shall bear the legends set forth Exhibit A attached hereto.
     The undersigned agrees that during the Insider Warrant Lock-up Period, the certificates representing such Insider Warrants and Insider Warrant Shares owned by the undersigned shall bear the legends set forth Exhibit B attached hereto.
     The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements set forth herein in proceeding with the IPO. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Insider Securities except in compliance with the terms and conditions of this letter agreement.
     This letter agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate, with respect to the Insider Shares, on the Insider Share Lock-Up Period Termination Date, and, with respect to the Insider Warrants and Insider Warrant Shares, on the Insider Warrant Lock-Up Period Termination Date.
     This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
     No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.
[The Remainder of this Page is Intentionally Left Blank]

2

Sincerely,

(print name)
Accepted and agreed:
BB&T CAPITAL MARKETS, a Division of Scott & Stringfellow, Inc.

By:

Name:
Title:

[Lock-up Agreement]

3

Schedule 1
SUPPLEMENTAL COMMON DEFINITIONS
     Unless the context shall otherwise require, the following terms shall have the following respective meanings for all purposes, and the following definitions are equally applicable to both the singular and the plural forms and the feminine, masculine and neuter forms of the terms defined.
     “Business Combination” shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar type of combination, of one or more operating businesses in the transportation and logistics sector and related industries, having, collectively, a fair market value (as calculated in accordance with the Company’s Amended and Restated Certificate of Incorporation) of at least 80% of the balance in the Trust Fund (excluding from such balance any amount that is or will be due and payable as deferred underwriting discounts and commissions pursuant to the terms and conditions of the Underwriting Agreement) at the time of such acquisition.
     “Business Combination Date” shall mean the date upon which a Business Combination is consummated, as conclusively established by a majority of the Independent Directors of the Company immediately following a Business Combination.
     “Effective Date” shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.
     “Immediate Family” shall mean, with respect to any person, such person’s spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption or marriage).
     “Independent Directors” shall mean the Company’s directors that qualify as “independent” under NASD Rule 4200(a)(15), as amended.
     “Insiders” shall mean all of the officers, directors and stockholders of the Company immediately prior to the Company’s IPO.
     “Insider Shares” shall mean all shares of Common Stock of the Company owned by an Insider immediately prior to the Company’s IPO. For the avoidance of doubt, Insider Shares shall not include any IPO Shares purchased by Insiders in connection with or subsequent to the Company’s IPO.
     “Insider Share Lock-Up Period” shall mean the period commencing on (inclusive of such date) the Effective Date and ending on the earlier of (i) the date that is six months immediately following the Business Combination Date, and (ii) the Termination Date.
     “Insider Share Lock-Up Period Termination Date” shall mean the close of business on the last day of the Insider Share Lock-Up Period.

     “Insider Securities” shall mean the Insider Shares, Insider Warrants and Insider Warrant Shares, collectively.
     “Insider Warrants” shall mean the 2,272,727 warrants, each exercisable for one share of the Company’s Common Stock (at an exercise price of $6.00 per share), to be issued by the Company to the Insiders in a private placement transaction concurrently with the closing of the Company’s IPO.
     “Insider Warrant Lock-Up Period” shall mean the period commencing on (inclusive of such date) the Effective Date and ending on the earlier of (i) the Business Combination Date, and (ii) the Termination Date.
     “Insider Warrant Lock-Up Period Termination Date” shall mean the close of business on the last day of the Insider Warrant Lock-Up Period.
     “Insider Warrant Shares” shall mean the shares of Common Stock to be issued upon exercise of the Insider Warrants.
     “IPO Shares” shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise.
     “Prospectus” shall mean the final prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and included in the Registration Statement.
     “Registration Statement” shall mean the registration statement filed by the Company on Form S-1 (No. 333-128591) with the SEC on September 26, 2005, and any amendment or supplement thereto, in connection with the Company’s IPO.
     “SEC” shall mean the United States Securities and Exchange Commission.
     “Termination Date” shall mean the date that is sixty (60) calendar days immediately following the Transaction Failure Date (inclusive thereof).
     “Transaction Failure” shall mean the earlier of (i) the failure to enter into a letter of intent, definitive agreement or agreement in principle with respect to a Business Combination on any day during the eighteenth-month period immediately following the Effective Date, and (ii) the failure to consummate a Business Combination on any day during the twenty-four-month period immediately following the Effective Date.
     “Transaction Failure Date” shall mean the date upon which a Transaction Failure occurs, as conclusively established by a majority of the Independent Directors of the Company immediately following a Transaction Failure.

     “Trust Fund” shall mean that certain trust account established with The Bank of New York and in which the Company deposited the “offering proceeds to be held in trust”, as described in the Prospectus.

Exhibit A
INSIDER SHARE LOCK-UP LEGENDS
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE REGISTERED HOLDER HEREOF NOT TO SELL SUCH SHARES UNTIL THE EARLIER OF 6 MONTHS AFTER THE DATE OF A BUSINESS COMBINATION OR THE LIQUIDATION OF THE COMPANY.

Exhibit B
INSIDER WARRANT AND INSIDER WARRANT SHARE LOCK-UP LEGENDS
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE REGISTERED HOLDER HEREOF NOT TO SELL SUCH SECURITIES UNTIL THE EARLIER OF THE DATE OF A BUSINESS COMBINATION OR THE LIQUIDATION OF THE COMPANY.